SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report: March 9, 2001
HOUSEHOLD AUTOMOTIVE TRUST, SERIES 2001-1 (Exact name of registrant as specified in its charter)
HOUSEHOLD FINANCE CORPORATION (Administrator of the Trust) (Exact name as specified in Administrators charter)
Delaware (State or other jurisdiction of incorporation of Administrator)	333-84129 (Commission File Numbers)	Not Applicable (IRS Employer Identification Number of Registrant)
2700 Sanders Road, Prospect Heights, Illinois (Address of principal executive offices of Administrator)	60070 (Zip Code)
Administrators telephone number, including area code 847/564-5000

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Item 5. OTHER EVENTS

On March 7, 2001, the Registrant issued and sold its Series 2001-1 Notes. Attached as exhibits hereto are copies of certain of the executed principal agreements relating to the issuance, offering and sale of the Notes, forms of which were filed as exhibits to the Registration Statement (File Nos. 333-84129).

Item 7. FINANCIAL STATEMENTS AND EXHIBITS
(C) Exhibits

1.	Underwriting Agreement.
4.1	Indenture between the Issuer and the Indenture Trustee.
4.2	Series 2001-1 Supplement to the Indenture, the Master Sale and Servicing Agreement and the Trust Agreement.
25.	Form T-1.
99.1	Amended and Restated Trust Agreement between the Seller and the Owner Trustee.
99.2	Master Sale and Servicing Agreement among the Seller, the Master Servicer, the Issuer and the Indenture Trustee.
99.3	Master Receivables Purchase Agreement between Household Automotive Finance Corporation and the Seller.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Administrator has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.
HOUSEHOLD FINANCE CORPORATION, as Administrator of and on behalf of the HOUSEHOLD AUTOMOTIVE TRUST, SERIES 2001-1 (Registrant)

By: /s/ L.S. MATTENSON L.S. Mattenson Authorized Representative

Dated: March 9, 2001

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EXHIBIT INDEX

Exhibit Number	Exhibit
1.	Underwriting Agreement.
4.1	Indenture between the Issuer and the Indenture Trustee.
4.2	Series 2001-1 Supplement to the Indenture, the Master Sale and Servicing Agreement and the Trust Agreement.
25.	Form T-1.
99.1	Amended and Restated Trust Agreement between the Seller and the Owner Trustee.
99.2	Master Sale and Servicing Agreement among the Seller, the Master Servicer, the Issuer and the Indenture Trustee.
99.3	Master Receivables Purchase Agreement between Household Automotive Finance Corporation and the Seller.

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